UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  December 4, 2020

MYRIAD GENETICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way
Salt Lake City, Utah 84108
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (801) 584-3600
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MYGN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On December 4, 2020, at our annual meeting of stockholders, our stockholders approved an amendment to our 2017 Employee, Director and Consultant Equity Incentive Plan, as amended (the “2017 Plan”), to increase the number of shares of common stock available for grant of awards under the 2017 Plan by 3,500,000 shares. A description of the material features of the 2017 Plan and related matters are set forth in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 15, 2020, under the heading “Proposal 2: Approval to Amend Our 2017 Employee, Director and Consultant Equity Incentive Plan,as Amended,” and is incorporated herein by reference. Such description is qualified in its entirety by reference to the 2017 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 5.07 Submissions of Matters to a Vote of Security Holders

(a) On December 4, 2020, we held our 2020 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 75,206,891 shares of common stock outstanding as of the record date of October 7, 2020, a quorum of 68,203,472 shares, or approximately 90.69% of the eligible shares, was present in person (via webcast) or represented by proxy.
(b) The following is a brief description of each matter submitted to a vote at the Annual Meeting, as well as the number of votes cast for and against and the number of abstentions and broker non-votes with respect to each matter.

Proposal No. 1: Election of Directors

To elect Rashmi Kumar, Dennis H. Langer, M.D., J.D. and Lee N. Newcomer, M.D. to serve until the 2023 Annual Meeting of Stockholders, and until their successors are duly elected and qualified or until their earlier death, resignation, retirement or removal.

	Votes	Votes	Votes	Broker
	For	Against	Abstained	Non-Votes
Rashmi Kumar	59,239,366	1,774,600	112,689	7,076,817
Dennis H. Langer, M.D., J.D.	57,404,690	3,609,263	112,702	7,076,817
Lee N. Newcomer, M.D.	58,751,782	2,262,215	112,658	7,076,817

Proposal No. 2: Approval to Amend Our 2017 Employee, Director and Consultant Equity Incentive Plan, as Amended

To approve an amendment to the 2017 Plan to increase the aggregate number of shares of common stock available for the grant of awards by 3,500,000 shares.

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
56,937,764	4,077,181	111,710	7,076,817

Proposal No. 3: Ratification of the Selection of Ernst & Young LLP as Our Independent Registered Public Accounting Firm for the Six-Month Transition Period Ending December 31, 2020

Votes	Votes	Votes
For	Against	Abstained
65,490,532	2,580,501	132,439

Proposal No. 4: Approval, on an Advisory Basis, of the Compensation of Our Named Executive Officers, as Disclosed in the Proxy Statement

Votes	Votes	Votes	Broker
For	Against	Abstained	Non-Votes
51,813,150	9,181,065	132,440	7,076,817

ITEM 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1+	Myriad Genetics, Inc. 2017 Employee, Director and Consultant Equity Incentive Plan, as amended

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(+) Management contract or compensatory plan arrangement

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: December 7, 2020	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Executive Vice President, Chief Financial Officer